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                                                                   EXHIBIT 10.25

                      AMENDMENT TO ASSET PURCHASE AGREEMENT


               THIS AMENDMENT TO ASSET PURCHASE AGREEMENT dated as of February 4, 1998 (this "Amendment"), between L-3 Communications Corporation, a Delaware corporation ("Buyer"), and California Microwave, Inc., a Delaware corporation ("Seller"). Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

                                        R E C I T A L S

               A. Buyer and Seller have entered into and executed an Asset Purchase Agreement dated as of December 19, 1997 (the
"Purchase Agreement"); and

               B.  The parties desire to amend the Purchase Agreement;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties made herein and in the Purchase Agreement, and of the mutual benefits to be derived hereby and thereby, the parties agree that the Purchase Agreement shall be amended, and the same hereby is amended, as follows:

               1. Section 1.1(m) of the Purchase Agreement hereby is amended by deleting the word "exclusively", and replacing it with the word "primarily".

               2. Section 2.4 of the Purchase Agreement hereby is amended by adding a new clause (f) after the words "September 30, 1997" to read as follows:
"; and (f) all liabilities and obligations of Seller relating to or arising out of the lawsuits commenced by Patrick & Company and Nu Visions Manufacturing, Inc. that are described in Schedule 3.5 attached hereto and the other matters described in Schedule 3.5".

               3. Section 2.5 of the Purchase Agreement hereby is amended by deleting the words contained on lines four through six thereof and replacing them with the following words: "the "Excluded Liabilities"), including without limitation any and all debts, claims, liabilities, obligations or commitments of Seller or the Business (except those that constitute Assumed Liabilities) relating to or arising out of any of the following:".

               4. Section 2.5 of the Purchase Agreement hereby is further amended by adding the following new paragraph at the end thereof:





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               "The term "Excluded Liabilities" also shall include without limitation any and all Losses relating to or arising out of any failure or alleged failure by Seller or Buyer to comply with any bulk sales laws of any jurisdiction."

               5. Section 2.7 of the Purchase Agreement hereby is amended by adding a new paragraph (e) at the end thereof to read as follows:

               "(e) If any of the cash or cash equivalents held in non-U.S. bank accounts for the benefit of the STS Division referred to in Section 2.7(b) are not transferred by Seller to Buyer as of the Closing Date (the "Non-Transferred Foreign Cash"), then the Non-Transferred Foreign Cash (i) shall not constitute an Asset being conveyed to Buyer pursuant to the Purchase Agreement, (ii) shall not be reflected as an Asset on the Closing Statement of Net Assets or the Final Closing Statement of Net Assets, and (iii) shall not be included in the calculation of any adjustment to the Purchase Price pursuant to this Section 2.7 of the Purchase Agreement. If within 180 days after the Closing Date Seller transfers to Buyer any of the Non- Transferred Foreign Cash, then Buyer shall pay to Seller promptly thereafter, by the wire transfer of immediately available funds, the U.S. dollar equivalent of the Non-Transferred Foreign Cash so transferred (to be based on spot currency exchange rates in effect as of two days prior to the transfer for value on the transfer date). Buyer shall use commercially reasonable efforts to facilitate the transfer of the Non-Transferred Foreign Cash within such 180-day period. If any Non-Transferred Foreign Cash is not transferred to Buyer by Seller within such 180-day period, then Buyer shall no longer be obligated to receive and pay for the same as aforesaid."

               6. Section 2.7(a) of the Purchase Agreement hereby is amended by deleting the words "$25,099,080 (which amount is the book value of the net assets as shown on the adjusted September Balance Sheet" and replacing them with the word "$28,099,080".

               7. Section 2.7(b) of the Purchase Agreement hereby is amended by adding the following new sentence after the first sentence thereof: "In connection with the preparation of the Closing Statement of Net Assets, Buyer and Seller agree that there will be no increase in any liability or reserve in respect of any of the items described on Schedule 2.7(b) attached hereto from the liability or reserve in respect thereof (if any) included in the September Balance Sheet and no other adjustment to the Purchase Price on account of such items."

               8. The Schedules to the Purchase Agreement hereby are amended by adding a new Schedule 2.7(b). A new Schedule 2.7(b), a copy of which is attached hereto as Exhibit A ("Schedule 2.7(b)") is incorporated herein by reference.




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               9. Section 7.1 of the Purchase Agreement hereby is amended by adding the words "and Section 5.2(f)" at the end thereof.

               10. The definition of "Business" contained in Section 10.1 of the Purchase Agreement hereby is amended by deleting the word "Buyer" and replacing it with the word "Seller".

               11. Section 10.1 of the Purchase Agreement hereby is amended by deleting the words "Trademark Consent Agreement" and replacing them with the words "Trademark License Agreement".

               12. Section 10.4(ii) of the Purchase Agreement hereby is amended by deleting the words

                      "555 Twin Dolphin Drive
                       Redwood City, California 94065
                       Attn: George L. Spillane
                       Facsimile: 650/596-6600"

and replacing them with the words

                      "1143 Borregas Avenue
                       Sunnyvale, California 94089
                       Attn: George L. Spillane
                       Facsimile: 408/743-4244"

               13. Section 10.5(h) of the Purchase Agreement hereby is amended by deleting the words "Section 8.2" and replacing them with the words "Article IX".

               14. Item 4 to Schedule 2.4(a) to the Purchase Agreement hereby is amended by deleting the names "Frank Longo;" and "Jim Feely;".

               15. Item 3 to Schedule 3.3 to the Purchase Agreement hereby is amended by deleting the Attachment to Schedule 3.3 in its entirety. An amended Attachment to Schedule 3.3, a copy of which is attached hereto as Exhibit B ("Attachment to Schedule 3.3") and incorporated herein by reference, shall be substituted therefor, and all references in Item 3 to Schedule 3.3 to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Schedule 3.3.

               16. Item 2 to Schedule 3.5 to the Purchase Agreement hereby is amended by adding the following new sentence at the end thereof: "On January 6, 1998, Patrick & Company filed a complaint against Seller, Satellite Transmission Systems, et al. alleging breach of contract, fraud and interference with contractual rights and claiming damages of $290,000 for breach of contract and loss of promised income and unspecified damages for fraud and punitive damages."




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               17. Item 3 to Schedule 3.5 to the Purchase Agreement hereby is amended by adding the following sentence at the end thereof: "On January 22, 1998, CM-STS received a complaint dated December 25, 1998, filed by Nu Vision against Seller in the Supreme Court of the State of New York in Suffolk County alleging breach of contract against Seller and claiming damages of $143,702.37."

               18. Item 2 to Schedule 3.7 to the Purchase Agreement hereby is amended by deleting the Attachment to Schedule 3.7(a) in its entirety. An amended Attachment to Schedule 3.7(a), a copy of which is attached hereto as Exhibit C ("Attachment to Schedule 3.7(a)") and incorporated herein by reference, shall be substituted therefor, and all references in Item 2 to
Schedule 3.7 to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Schedule 3.7(a).

               19. Item 1 to Schedule 3.8 to the Purchase Agreement hereby is amended to read in its entirety as follows: "1.
[Intentionally deleted.]"

               20. Item 2 to Schedule 3.8 to the Purchase Agreement hereby is amended to read in its entirety as follows: "Reference is made to the claims and suits described in Schedule 3.5."

               21. Item 1 to Schedule 3.11(a) to the Purchase Agreement hereby is amended by deleting the attached list referred to in Item 1 to Schedule 3.11(a) in its entirety. An amended Attachment to Item 1 to Schedule 3.11(a), a copy of which is attached hereto as Exhibit D ("Attachment to Item 1 to Schedule 3.11(a)") and incorporated herein by reference, shall be substituted therefor, and all references in Item 1 to Schedule 3.11(a) to an attached list shall, from and after the date hereof, mean and refer to such amended Attachment to Item 1 to Schedule 3.11(a).

               22. Item 5 to Schedule 3.11(a) to the Purchase Agreement hereby is amended by deleting the Attachment to Item 5 to Schedule 3.11(a) in its entirety. An amended Attachment to Item 5 to Schedule 3.11(a), a copy of which is attached hereto as Exhibit E ("Attachment to Item 5 to Schedule 3.11(a)") and incorporated herein by reference, shall be substituted therefor, and all references in Item 5 to Schedule 3.11(a) to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Item 5 to Schedule 3.11(a).

               23. Item 7(j) to Schedule 3.11(a) to the Purchase Agreement hereby is amended by deleting the attached list referred to in Item 7(j) to
Schedule 3.11(a) in its entirety. An amended Attachment A to Item 7(j) to
Schedule 3.11(a), a copy of which is attached hereto as Exhibit F ("Attachment A to Item 7(j) to Schedule 3.11(a)") and incorporated herein by reference, shall be substituted therefor, and all references in Item 7(j) to Schedule 3.11(a) to an attached list shall, from and after the




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

date hereof, mean and refer to such amended Attachment A to Item 7(j) to
Schedule 3.11(a).

               24. Item 9(b) to Schedule 3.11(a) to the Purchase Agreement hereby is amended by deleting the words "July 1" contained thereof and replacing them with the words "April 3".

               25. Item 9(h) to Schedule 3.11(a) to the Purchase Agreement hereby is amended by deleting the names "Frank Longo;" and "Jim Feely;".

               26. Item 10(b) to Schedule 3.11(a) to the Purchase Agreement hereby is amended to read in its entirety as follows:
"10(b). [Intentionally deleted.]"

               27. Item 3(viii)(b) to Schedule 3.11(c) to the Purchase Agreement hereby is amended to read in its entirety as follows: "3(viii)(b). [Intentionally deleted.]"

               28. Item 2 to Schedule 3.18(b) to the Purchase Agreement hereby is amended to read in its entirety as follows:
"2. [Intentionally deleted.]"

               29. Schedule 3.24 to the Purchase Agreement hereby is amended by deleting the Attachment to Schedule 3.24 in its entirety. An amended Attachment to Schedule 3.24, a copy of which is attached hereto as Exhibit G ("Attachment to Schedule 3.24") and incorporated herein by reference, shall be substituted therefor, and all references in Schedule 3.24 to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Schedule 3.24.

               30. Schedule 5.2(e) to the Purchase Agreement hereby is amended by deleting the Attachment to Schedule 5.2(e) in its entirety. An amended Attachment to Schedule 5.2(e), a copy of which is attached hereto as Exhibit H ("Attachment to Schedule 5.2(e)") and incorporated herein by reference, shall be substituted therefor, and all references in Schedule 5.2(e) to an attachment shall, from and after the date hereof, mean and refer to such amended Attachment to Schedule 5.2(e).

               31. As expressly amended hereby, the Purchase Agreement shall remain in full force and effect, and the Buyer and the Seller hereby ratify and confirm the same.

               32. This Amendment may be executed (including by facsimile transmission) by the parties with counterpart signature pages or in one or more counterparts, each of which shall be deemed to be an original.




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               IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.



                                       L-3 COMMUNICATIONS CORPORATION



                                       By:______________________________________
                                          Name:
                                          Title:


                                       CALIFORNIA MICROWAVE, INC.



                                       By:______________________________________
                                          Name:
                                          Title:














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


                                                                       EXHIBIT B



                           ATTACHMENT TO SCHEDULE 3.3



California Microwave, Inc. -- Satellite Transmission Systems division ("CMI-STS") authorizations (prior FCC approval required for transfer of Experimental and Fixed Satellite licenses):


-----------------------------------------------------------------------------
Call Sign/File No.    Service                Location         Licensee
-----------------------------------------------------------------------------
E970258               Fixed Satellite        Hauppauge, NY    CMI-STS
-----------------------------------------------------------------------------
KA2XUA                Experimental           Hauppauge, NY    CMI-STS
-----------------------------------------------------------------------------















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